                                                                   EXHIBIT 21.1


              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 30, 1998)


                                      COMPANY                                                     STATE
Air Control Heating and Air Conditioning, Inc.                                                    California
American Mechanical Services Company, LLC                                                         Delaware
     American Mechanical Services of Arizona, Inc. (d/b/a Arizona Air Mechanix;                   Arizona
           PRESCO; Phoenix Refrigeration and Energy Services Corp.; AMSCO)
     American Mechanical Services of California, Inc. (d/b/a Charter Mechanical                   California
           Systems; Tri-Pacific Heating, Inc.)
     American Mechanical Services of Colorado, Inc. (d/b/a Continental Mechanical                 Colorado
           Systems; Trautman & Shreve Service, Inc.; Colorado Chiller Maintenance,
           Inc.; Mile Hi Mechanical)
           Weather Engineering & Manufacturing, Inc.                                              Colorado
     American Mechanical Services of Houston, Inc. (d/b/a Enterprise Commercial-                  Delaware
           Industrial Mechanical, Inc.; American Mechanical Services; Commercial
           Control & Services
     American Mechanical Services of Indiana, Inc. (d/b/a American Mechanical                     Indiana
           Services)
        American Mechanical Services of Missouri, Inc.                                            Missouri
        American Mechanical Services of Montana, Inc.                                             Montana
        American Mechanical Services of Nebraska, Inc.                                            Nebraska
        American Mechanical Services of New Hampshire, Inc.                                       New Hampshire
        American Mechanical Services of New Mexico, Inc.                                          New Mexico
     American Mechanical Services of Texas, Inc. (d/b/a Texas Mechanical Systems;                 Delaware
           American Mechanical Services)
     AMS American Mechanical Services of Maryland, Inc. (d/b/a Murray Service                     Maryland
           Company; EMD Mechanical Specialists; Quality Control Service Company;
           H.R.E.)
     American Mechanical Services of Sacramento, Inc. (d/b/a Engineered Air                       California
           Systems; American Mechanical Services)
     AMS American Mechanical Services of Virginia, Inc. (d/b/a Keenan Mechanical)                 Virginia
        American Mechanical Services of Washington, Inc.                                          Washington
American Residential Services of Colorado, Inc. (d/b/a Snake 'N' Rooter; Belcon                   Colorado
           Mechanical, Inc.)
American Residential Services of Florida, Inc. (d/b/a Florida Heating & Air                       Florida
           Conditioning, Inc.; DeMoss Air Conditioning Service; Alvarez Taylor
           Plumbing & Air Conditioning; Jim's Air Conditioning; Busby Heating and
           Cooling; Climatic Corporation of Vero Beach; Sasso Air Conditioning;
           Ted's Plumbing; Bradley Air Conditioning; Bass Plumbing; Larry Teague &
           Sons Plumbing; Sun Country Cooling; Watts Air Conditioning & Heating,
           Inc.; Bradley DeMoss Air Conditioning Co.;)
     Leon's Air Conditioning, Inc.                                                                Florida
American Residential Services of Georgia, Inc. (d/b/a Sundance Plumbing Corporation)              Georgia

American Residential Services of Illinois, Inc. (d/b/a Ross Heating & Cooling Inc.;               Illinois
           Kranz Mechanical Corporation; Kranz Heating & Cooling, Inc.; Anderson
           Heating & Cooling Company)
     Illinois Heating & Air Conditioning, Inc.                                                    Illinois

              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 30, 1998)



                                     COMPANY                                                              STATE
American Residential Services of Indiana, Inc. (d/b/a Dial One Meridian & Hoosier,                         Indiana
           Inc.; Barclay-Holland, Inc.; Korte Electric, Inc.; USA Heating & Air
           Conditioning, Inc.; Sagamore Heating & Cooling, Inc.)
     Barclay-Holland, Inc.                                                                                 Indiana
American Residential Services of Maryland, Inc. (d/b/a Wachter & Norwood; John C.                          Maryland
           Dorsey)
American Residential Services of Michigan, Inc. (d/b/a Energy Concepts, Inc.;                              Michigan
           Andy's Statewide Heating & Cooling; Adex Heating & Cooling, Inc.;
           Quality Air of Holland, Inc.; Manne Electric Company)
American Residential Services of Missouri, Inc.                                                            Missouri
American Residential Services of Montana, Inc.                                                             Montana
American Residential Services of Nebraska, Inc. (d/b/a Aksarben Heating & Air                              Nebraska
           Conditioning)
American Residential Services of Nevada, Inc. (d/b/a Cool Valley Air; Air West Air                         Nevada
           Conditioning-Heating; Racee Air Conditioning & Heating Company; Economy
           Air Conditioning; Lang; Southtown; A.K. Chadwell Discount Plumbing)
American Residential Services of New Hampshire, Inc.                                                       New Hampshire
American Residential Services of New Mexico, Inc.                                                          New Mexico
American Residential Services of North Carolina, Inc. (d/b/a Metro Heating & Air                           North Carolina
           Conditioning; Burrage Enterprises; Wood & Son Heating & Air
           Conditioning; Moore Air Conditioning; Electro-Temp; Central Comfort
           Company, Inc.)
American Residential Services of Pennsylvania, Inc. (d/b/a Automatic Controls                              Pennsylvania
           Service)
American Residential Services of South Carolina, Inc. (d/b/a Atlas Services, Inc.;                         South Carolina
           Dean Heating & Air Conditioning)
American Residential Services of Virginia, Inc. (d/b/a Keenan Heating & Cooling)                           Virginia
American Residential Services of Washington, Inc.                                                          Washington
Apple Plumbing & Heating, Inc.                                                                             Colorado
ARS American Residential Services of Arizona, Inc. (d/b/a Russett Service                                  Arizona
           Corporation; Temp-Rite Engineering; Eastside Cooling and Heating)
ARS American Residential Services of California, Inc. (d/b/a Southcoast Heating and                        California
           Air Conditioning, Inc.; Torrey Pines Plumbing; Arrow Air Conditioning
           Company; Condor Service Company; Anderson Air Conditioning; Coast
           Plumbing, Inc.)
     A. K. Landan, Inc. (d/b/a Allied Plumbing-Heating-Air Conditioning)                                   California
ARS American Residential Services of Oklahoma, Inc. (d/b/a Advanced AirCo &                                Oklahoma
           Heating, Inc.)
ARS American Residential Services of Rhode Island, Inc.                                                    Rhode Island
ARS American Residential Services of Texas, Inc. (d/b/a Crown Services; McCannics;                         Delaware
           West Houston Services, Inc.)
     Service Enterprise Holdings, LLC                                                                      Texas
     Adcot, Inc. (d/b/a A-ABC Appliances)                                                                  Texas
ARS Energy Services Company                                                                                Delaware
ARS Residential Holding Company                                                                            Delaware
ARS Residential Management Company                                                                         Delaware
Cape Fear Heating & Air Conditioning of Wilmington, Inc. (d/b/a American                                   North Carolina
           Residential Services)
General Heating & Air Conditioning Company, Inc. (d/b/a Fireplace Wholesalers, Inc.)                       Delaware

Hession Plumbing Company, Inc.                                                                             Indiana
Jack Sons Refrigeration, Inc.                                                                              Nevada
J & G Holding Corporation                                                                                  Georgia


              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 30, 1998)



                                        COMPANY                                             STATE
 Maio Marketing, Inc.                                                                      Delaware
 Maio Marketing Systems, Inc.                                                              California
 Maio Plumbing, Heating & Air, Inc.                                                        California
 Pro-Formance, Inc. (d/b/a Pro-Heating)                                                    California
 Suburban Electric Service, Inc.                                                           North Carolina
 Westernair Manufacturer Service, Inc.                                                     Nevada